EXHIBIT 10c11




Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement and the Amendments thereto constituting Exhibits 10c6, 10c7 and 10c8, respectively, to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1997
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                                             Name
                                             ----

                                        Thomas C. Hays
                                        John T. Ludes
                                        Robert J. Rukeyser
                                        Steven C. Mendenhall
                                        Dudley L. Bauerlein, Jr.
                                        Charles H. McGill
                                        Craig P. Omtvedt